Microsoft Word 11.0.6568;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 1, 2006
                                                 ----------------

                                  Merilus, Inc.
             (Exact name of registrant as specified in its charter)

Nevada                              0-28475                    87-0635270
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(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)             Identification No.)

                  P. O. Box 95625, South Jordan, Utah 84095 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (801) 253-6604
                                                   --------------

           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14b-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.02 Unregistered Sales of Equity Securities

(a)      February 1, 2006, common stock, 750,000 shares.

(b) Denny W. Nestripke, is an officer and director of the small business issuer.

(c) During the 4th quarter of 2005, the small business issuer accrued a liability payable to Mr. Nestripke, its sole officer and director, in the amount of $1,500 and an additional amount of $750 was earned during January of 2006. On February 1, 2006, Mr. Nestripke received 750,000 shares of the small business issuer's common stock valued at $0.003, the prevailing market price during the period that the $2,250 was earned. The services that Mr. Nestripke provided were largely related to the preparation of financial statements, the preparation and review of filings made with the United States Securities and Exchange Commission, other regulatory filings (such as tax returns), and the performance of other duties associated with the small business issuer's plan of operations.

(d) The small business issuer relied on the private offering exemptions of 4(2) of the Securities Act of 1933, as amended for the exemption from registration.

(e)      N/A

(f)      N/A


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Merilus, Inc.
                                  (Registrant)

Date:  February 2, 2006
                                /s/ Denny W. Nestripke
                                 -----------------------------------
                                   (Signature)

                                 Denny W. Nestripke
                                 Chief Executive Officer